UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  JANUARY 12, 2005
                                                       -------------------------

                              THACKERAY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-8254                                    04-2446697
--------------------------------------------------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)

      350 FIFTH AVENUE, SUITE 2723
          NEW YORK, NEW YORK                            10118
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)           (Zip Code)

                                 (212) 564-3393
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.

               On January 12, 2005, Thackeray Corporation announced that it will be making an initial liquidating distribution of $0.80 per share to holders of record of its common stock as of January 11, 2005. Thackeray's stock transfer books will be closed as of the close of business on January 11, 2005, and no further stock transfers will be recognized. It is anticipated that a final liquidating distribution will be made in approximately six months.

               Additionally, on January 12, 2005, Thackeray filed a Certificate of Dissolution with the Secretary of State of the State of Delaware.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THACKERAY CORPORATION


                                       By:  /s/  Jules Ross
                                            ------------------------------------
                                            Name:  Jules Ross
                                            Title: Vice-President, Treasurer and
                                                   Secretary



Date: January 12, 2005







                                       3